UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2023

BitNile Metaverse, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-40701	30-0680177
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Pearl Parkway Suite 200, San Antonio, TX	78215
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 1-800-762-7293

N/A
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BNMV	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported, on June 5, 2023, BitNile Metaverse, Inc., a Nevada corporation (the “Company,” “we,” “us” or “our”), entered into a purchase agreement (the “Prior Purchase Agreement”) with Arena Business Results, LLC (“Arena”), which provided that, upon the terms and subject to the conditions and limitations set forth therein, we have the right to direct Arena to purchase up to an aggregate of $100,000,000 of shares of our common stock over the 36-month term of the Prior Purchase Agreement. On August 24, 2023, we and Arena entered into a termination agreement (the “Termination Agreement”), whereby we agreed with Arena to terminate the Prior Purchase Agreement.

On August 24, 2023, we then entered into a purchase agreement (the “ELOC Purchase Agreement”) with Arena Business Solutions Global SPC II Ltd on behalf of and for the account of Segregated Portfolio #3 – SPC #3 (the “Investor”), which provides that, upon the terms and subject to the conditions and limitations set forth therein, we have the right to direct the Investor to purchase up to an aggregate of $100,000,000 of shares of our common stock over the 36-month term of the ELOC Purchase Agreement. The terms and conditions of the ELOC Purchase Agreement are substantially identical to those of the Prior Purchase Agreement, except that the time to file the Registration Statement (as defined in the ELOC Purchase Agreement) has been extended.

Under the ELOC Purchase Agreement, after the satisfaction of certain commencement conditions, including, without limitation, the effectiveness of the Registration Statement (as defined in the ELOC Purchase Agreement), we have the right to present the Investor with an advance notice (each, an “Advance Notice”) directing the Investor to purchase any amount up to the Maximum Advance Amount (as described below).

The Maximum Advance Amount shall be calculated as follows: (a) if the Advance Notice is received by 8:30 a.m. Eastern Time, the lower of: (i) an amount equal to forty percent of the average of the Daily Value Traded (as defined in the ELOC Purchase Agreement) of the Company’s common stock on the ten Trading Days (as defined in the ELOC Purchase Agreement) immediately preceding an Advance Notice, or (ii) $20,000,000, and (b) if the Advance Notice is received after 8:30 a.m. Eastern Time but prior to 10:30 a.m. Eastern Time, the lower of (i) an amount equal to thirty percent of the average of the Daily Value Traded of Common Shares on the ten (10) Trading Days immediately preceding an Advance Notice, or (ii) $15,000,000.

The number of shares that we can issue to the Investor from time to time under the ELOC Purchase Agreement shall be subject to the Ownership Limitation (as defined in the ELOC Purchase Agreement). In addition, the Investor will not be required to buy any shares of our common stock pursuant to an Advance Notice on any trading day on which the closing trade price of our common stock is below $0.952. We will control the timing and amount of sales of our common stock to the Investor. The Investor has no right to require any sales by us, and is obligated to make purchases from us as directed solely by us in accordance with the ELOC Purchase Agreement. The ELOC Purchase Agreement provides that we will not be required or permitted to issue, and the Investor will not be required to purchase, any shares under the ELOC Purchase Agreement if such issuance would violate Nasdaq rules, and we may, in our sole discretion, determine whether to obtain stockholder approval to issue shares in excess of 19.99% of our outstanding shares of common stock if such issuance would require stockholder approval under Nasdaq rules. The Investor has agreed that neither it nor any of its agents, representatives and affiliates will engage in any direct or indirect short-selling or hedging our common stock during any time prior to the termination of the ELOC Purchase Agreement.

Pursuant to the ELOC Purchase Agreement, the Company agreed to prepare and file with the Securities and Exchange Commission a Registration Statement for the resale by the Investor of Registrable Securities (as defined in the ELOC Purchase Agreement) no later than November 30, 2023.

In consideration for the Investor’s execution the ELOC Purchase Agreement, the Company is required to issue to the Investor, as a commitment fee, a number of common stock having an aggregate dollar value equal to $4,000,000 (“Commitment Fee Shares”). Within one business day of the effectiveness of the Registration Statement, the Company shall deliver irrevocable instructions to its transfer agent to electronically transfer to the Investor that number of common stock having an aggregate dollar value equal to $1,000,000 based on the per common stock price, which price shall be equal to the simple average of the daily VWAP (as defined in the ELOC Purchase Agreement) of the common stock during the ten Trading Days immediately preceding the effectiveness of the Registration Statement (the “Initial Issuance”). The Company shall deliver irrevocable instructions to its transfer agent to electronically transfer the Investor that number of common stock having an aggregate dollar value equal $3,000,000 based on the per common stock price as follows: (i) $1,000,000 worth of the Commitment Fee Shares on the three month anniversary of the Initial Issuance based on the per common stock price which price shall be equal to the simple average of the daily VWAP of the common stock during the ten Trading Days immediately preceding the three month anniversary, (ii) $1,000,000 worth of the Commitment Fee Shares on the six month anniversary of the Initial Issuance based on the per common stock price which price shall be equal to the simple average of the daily VWAP of the common stock during the ten Trading Days immediately preceding the six month anniversary and (iii) $1,000,000 worth of the Commitment Fee Shares on the nine month anniversary of the Initial Issuance based on the per common stock price which price shall be equal to the simple average of the daily VWAP of the common stock during the ten Trading Days immediately preceding the nine month anniversary.

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The ELOC Purchase Agreement may also be terminated by us at any time after commencement, at our discretion; provided, however, upon early termination we are required to issue the outstanding Commitment Fee Shares to the Investor. Further, the ELOC Purchase Agreement will automatically terminate on the date that we sell, and the Investor purchases, the full $100,000,000 amount under the agreement or, if the full amount has not been purchased, on the expiration of the 36-month term of the ELOC Purchase Agreement.

The foregoing descriptions of the ELOC Purchase Agreement and Termination Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the ELOC Purchase Agreement and Termination Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 1.02 by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference. The execution of the ELOC Purchase Agreement and the transactions contemplated thereby were exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*	Purchase Agreement, dated as of August 24, 2023, between BitNile Metaverse, Inc. and the Investor.
10.2	Termination Agreement, dated as of August 24, 2023, between BitNile Metaverse, Inc. and Arena.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

__________

* Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. We will furnish supplementally a copy of any omitted exhibits or schedules to the Securities and Exchange Commission upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BitNile Metaverse, Inc.

Dated: August 25, 2023	By:	/s/ Henry Nisser
		Name:	Henry Nisser
		Title:	President

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